EQ ADVISORS TRUSTSM

AXA/Franklin Small Cap Value Managed Volatility Portfolio — Class IA and IB Shares

Supplement Dated October 5, 2018 to the Summary Prospectus Dated May 1, 2018

This Supplement updates certain information contained in the Summary Prospectus of the AXA/Franklin Small Cap Value Managed Volatility Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated May 1, 2018. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding sub-advisory and portfolio managers changes with respect to AXA/Franklin Small Cap Value Managed Volatility Portfolio (the “Portfolio”):

AXA/Franklin Small Cap Value Managed Volatility Portfolio — Class IA and IB Shares

Portfolio managers Steven B. Raineri and Christopher Meeker, formerly of Franklin Advisory Services, LLC (“Franklin Advisory”), have transitioned to an affiliate, Franklin Mutual Advisers, LLC (“Franklin Mutual”).

As a result of this change, AXA Equitable Funds Management Group, LLC (the “Adviser”) has entered into a new sub-advisory agreement with Franklin Mutual, to provide sub-advisory services with respect to the Portfolio. All references to Franklin Advisory, in the Prospectus in relation to the Portfolio, are hereby deleted.

The section of the Summary Prospectus entitled “AXA/Franklin Small Cap Value Managed Volatility Portfolio — Who Manages the Portfolio — Sub-Adviser: Franklin Advisory Services, LLC (“Franklin Advisory”)” is hereby deleted in its entirety and replaced with the following information:

Sub-Adviser: Franklin Mutual Advisers, LLC (“Franklin Mutual”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Steven B. Raineri	Vice President and Lead Portfolio Manager of Franklin Mutual	July 2012
Christopher Meeker, CFA®	Portfolio Manager and Research Analyst of Franklin Mutual	March, 2015

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